                                                                    EXHIBIT 99.1

                       [VION PHARMACEUTICALS, INC. LOGO]

                          COMPANY CONTACT:         VION PHARMACEUTICALS, INC.
                                                   Howard B. Johnson, President
                                                   (203) 498-4210 phone

        VION REPORTS 2004 THIRD QUARTER AND NINE MONTH FINANCIAL RESULTS

NEW HAVEN, CT, NOVEMBER 8, 2004 - VION PHARMACEUTICALS, INC. (NASDAQ SMALLCAP:
VION) today announced results for the third quarter and nine-month period ended
September 30, 2004.

The Company reported a net loss of $3.9 million, or $0.07 per share, for the third quarter of 2004, compared to a net loss of $3.0 million, or $0.09 per share, for the same period in 2003. Weighted-average common shares outstanding for the three-month periods ended September 30, 2004 and 2003 were 55.4 million and 33.6 million, respectively. Total operating expenses were $4.1 million and
$3.1 million for the three-month periods ended September 30, 2004 and 2003, respectively.

For the nine-month period ended September 30, 2004, the net loss was $10.8 million, or $0.21 per share, compared to $8.5 million, or $0.28 per share, for the same period in 2003. Weighted-average common shares outstanding for the nine-month periods ended September 30, 2004 and 2003 were 52.7 million and 30.6 million, respectively. Total operating expenses were $11.4 million and $8.9 million for the nine-month periods ended September 30, 2004 and 2003, respectively.

The Company reported ending the quarter with $44 million in cash and cash equivalents. Based on current estimates, the Company expects its existing cash and cash equivalents will be sufficient to fund its operations into 2006.

Vion Pharmaceuticals, Inc. is developing novel agents for the treatment of cancer. Vion has two agents in Phase II clinical trials: CLORETAZINE(TM)
(VNP40101M), a unique sulfonylhydrazine alkylating agent, and Triapine(R), a potent inhibitor of a key step in DNA synthesis. In preclinical studies, Vion is developing KS119, a hypoxia-selective compound from the sulfonylhydrazine class, and heterocyclic hydrazones. The Company is also known for developing TAPET(R), a modified Salmonella vector used to deliver anticancer agents directly to tumors. For additional information on Vion and its product development programs, visit the Company's Internet web site at www.vionpharm.com.

This news release contains forward-looking statements. Such statements are subject to certain risk factors which may cause Vion's plans to differ or results to vary from those expected,

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including Vion's ability to secure external sources of funding to continue its operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, its dependence on regulatory approval for its products, delayed or unfavorable results of drug trials, the possibility that favorable results of earlier clinical trials are not predictive of safety and efficacy results in later clinical trials, the need for additional research and testing, and a variety of other risks set forth from time to time in Vion's filings with the Securities and Exchange Commission, including but not limited to the risks discussed in
Vion's Annual Report on Form 10-K/A for the year ended December 31, 2003. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                         --Financial Statements Follow--

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                           VION PHARMACEUTICALS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                SEPTEMBER 30,
(In thousands, except per share data)                           2004           2003           2004          2003
----------------------------------------------------------------------------------------------------------------------

Revenues:
     Contract research grants                               $    --       $     14       $    100       $   152
     Research and laboratory support fees                        45             74            149           101
     Technology license fees                                      5              6             22            12
                                                           ------------------------------------------------------
         Total revenues                                          50             94            271           265
                                                           ------------------------------------------------------
Operating expenses:
     Clinical trials                                          2,247          1,446          6,081         4,043
     Other research and development                           1,050          1,065          3,169         2,921
                                                           ------------------------------------------------------
         Total research and development                       3,297          2,511          9,250         6,964
     General and administrative                                 789            563          2,132         1,919
                                                           ------------------------------------------------------
         Total operating expenses                             4,086          3,074         11,382         8,883
                                                           ------------------------------------------------------

Loss from operations                                         (4,036)        (2,980)       (11,111)       (8,618)

     Interest income                                            148             32            354            87
     Other income (expense)                                     (18)            --            (42)           --
                                                           ------------------------------------------------------

Loss before income taxes                                     (3,906)        (2,948)       (10,799)       (8,531)
     Income tax provision (benefit)                              --             27             34             5
                                                           ------------------------------------------------------

Net loss                                                   $ (3,906)       $(2,975)      $(10,833)      $(8,536)
                                                           ======================================================
Basic and diluted loss per share                           $  (0.07)       $ (0.09)      $  (0.21)      $ (0.28)
                                                           ======================================================
Weighted-average number of shares of
  common stock outstanding                                   55,398         33,631         52,687        30,628
                                                           ======================================================

                          CONDENSED BALANCE SHEET DATA
                                   (UNAUDITED)

                                                                SEPT. 30,      DEC. 31,
                                                                  2004           2003
-------------------------------------------------------------------------------------------
                                                                       (In thousands)

Cash, cash equivalents and short-term investments                 $ 43,969        $ 15,719
Total assets                                                        45,379          16,376
Total liabilities                                                    5,026           4,454
Shareholders' equity                                                40,353          11,922
-------------------------------------------------------------------------------------------

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